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                                                                EXHIBIT 10.06.2

                              SECOND PLAN AMENDMENT

         SECOND PLAN AMENDMENT to the 1996 ASSOCIATE STOCK OPTION PLAN, effective as of October 30, 1996 (as amended, the "Plan"), of CSK AUTO CORPORATION (the "Corporation"). Terms used but not defined in this Amendment have the respective meanings assigned to them in the Plan.

         The Board of Directors of the Corporation, acting as a whole, and pursuant to Section 14 of the Plan, amends the Plan as follows:

         1.  AMENDMENT.

         (a) Section 7 of the Plan is amended by deleting the following from the first paragraph thereof:

         (THE "INITIAL PUBLIC OFFERING"), AS THE TERM INITIAL PUBLIC OFFERING IS DEFINED IN THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY FILED WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE ON OCTOBER 30, 1996 AND AS THE SAME FROM TIME TO TIME MAY HEREAFTER BE AMENDED (THE "RESTATED CERTIFICATE OF INCORPORATION")

         (b) Section 7 of the Plan is amended by inserting the following sentence at the end of the first paragraph thereof:

         IN THE EVENT THAT AN INITIAL PUBLIC OFFERING OCCURS PRIOR TO THE VESTING, IN WHOLE OR IN PART, OF ANY OPTION, THEN SUCH OPTION SHALL BECOME EXERCISABLE AT SUCH TIME AS, AND ONLY TO THE EXTENT THAT, SUCH OPTION SHALL HAVE VESTED IN ACCORDANCE WITH EXHIBIT I TO THIS PLAN.;

         (c) Section 13 of the Plan is amended by deleting the following from clause (iii) of subsection c) thereof:

         INITIAL PUBLIC OFFERING OF SHARES OF COMMON STOCK (AN "IPO")

; and substituting the following therefor:

         INITIAL PUBLIC OFFERING

         (d) Section 20 of the Plan is amended by inserting the following definition, immediately after the definition of "Disability" and immediately prior to the definition of "Legal Representative":

         c) INITIAL PUBLIC OFFERING. THE TERM "INITIAL PUBLIC OFFERING" SHALL MEAN THE EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, COVERING ANY OF THE CAPITAL SECURITIES OF THE COMPANY, AND THE COMPLETION OF A SALE OF SUCH SECURITIES THEREUNDER, (i) FOLLOWING WHICH THE COMPANY IS, OR BECOMES, A REPORTING COMPANY UNDER SECTION 12(b) OR 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND (ii) AS A RESULT OF WHICH SUCH SECURITIES ARE TRADED ON THE NEW YORK STOCK EXCHANGE OR THE AMERICAN STOCK
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EXCHANGE, OR QUOTED ON THE NASDAQ NATIONAL MARKET OR IS TRADED OR QUOTED ON ANY
OTHER NATIONAL STOCK EXCHANGE.

; by renumbering the definition of "Legal Representative" to be: d)

; and by renumbering the definition of "Parent" to be: e);

         (e) Section 20 of the Plan is amended by inserting the following definition immediately after the definition of "Parent" and immediately prior to the definition of "Subsidiary":

         f) RESTATED CERTIFICATE OF INCORPORATION. THE TERM "RESTATED CERTIFICATE OF INCORPORATION" SHALL MEAN THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY FILED WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE ON OCTOBER 30, 1996 AND AS THE SAME FROM TIME TO TIME MAY HEREAFTER BE AMENDED AT ANY TIME PRIOR TO AN INITIAL PUBLIC OFFERING.

; and by renumbering the definition of "Subsidiary" to be: g);


         (f)     The Plan is amended by deleting every instance of the words:
CSK GROUP, LTD.; and replacing them in each instance with the words: CSK AUTO CORPORATION.


         2. NO OTHER AMENDMENTS. Except as expressly amended hereby, the Plan is and shall remain in full force and effect.

         3.  EFFECTIVE DATE.  Once duly executed and approved pursuant to
Section 14, this Amendment shall be effective as of February 28, 1998.



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